Exhibit 99.1

BNB Plus Corp. Announces Strategic Shift to Institutional Technology Infrastructure for Blockchain and AI; Outlines Plan to Monetize Assets

Company transitions from pure digital asset treasury model to operating infrastructure supporting digital asset and AI applications; plans to unlock value from LineaRx business unit

STONY BROOK, N.Y. — October 2, 2026 — BNB Plus Corp. (OTCQB: BNBX) (“BNBX” or the “Company”) today announced that the Company will transition from its current strategy as a digital asset treasury company focused exclusively on the BNB Chain ecosystem into an operating company focused on the deployment of infrastructure necessary for financial institutions and enterprises to adopt, operate, and utilize emerging open network technologies, including blockchain and agentic AI.

As blockchain networks mature and agentic AI creates new forms of machine-driven financial and commercial activity, BNBX believes value creation will increasingly shift from solely holding digital assets to building and operating the complex layers of infrastructure, software and services required to put these technologies to work at institutional scale.

Accordingly, BNBX intends to move away from a passive, treasury-oriented model and redirect its strategic focus and resources toward assembling a unique network deployment layer that is purpose-built for these modern technology networks. Through this layer, the Company can enable institutions to deploy and utilize these innovative technologies with the security assurances, resilience guarantees, risk management, regulatory compliance, and operational accountability that are prerequisites for adoption in markets that currently rely on traditional financial rails.

While BNBX expects to remain an active participant in the BNB Chain ecosystem (among others), it will focus on providing the infrastructure, integration capabilities, and deployment resources required to advance blockchain, agentic AI, and other open network technologies from experimentation and speculation toward practical, production-scale institutional use.

In order to facilitate the shift in strategy, the Company is evaluating an expansion of its relationship with GlobalStake Infrastructure LLC (“GlobalStake”), which has been leading the Company’s strategic review. “Web3 introduced a way of thinking about open networks that becomes more valuable as AI matures and, in all likelihood, agentic AI becomes the ‘power user’ for these new technologies,” said Richard Shorten, BNBX Chairman and Founder of GlobalStake.

Shorten added, “Decentralization, data sovereignty and bespoke infrastructure capable of enterprise-grade risk management and compliance are among the core disciplines upon which the next generation of open financial systems will be built. We intend to pioneer the transformation of these powerful, but still emerging, technologies into robust institutional-grade financial infrastructure capable of supporting real-world financial and commercial activity.”

In addition, the Company intends to evaluate several options to strengthen the strategic positioning of its subsidiary LineaRx, Inc. (“LRx”) within the genetic medicines market, with the objective of realizing the value of LRx for BNBX stockholders. LRx’s enzymatic DNA manufacturing platform produces the high-quality DNA used in the manufacture of mRNA and other genetic medicines, and the Company believes this capability is well aligned with the anticipated growth of this market.

“We believe the promise of genetic medicines has never been higher,” said Clay Shorrock, Chief Executive Officer of BNBX and President of LRx. “The industry’s recent Phase 3 success of a personalized mRNA cancer therapy is a clear indication that individualized treatments can deliver meaningful clinical benefit. The growth of genetic medicines will require a fast, reliable source of high-quality DNA, and we believe LRx is built to supply it.”

About BNB Plus Corp.

BNB Plus Corp. is transitioning from a digital asset treasury company to an operating company focused on infrastructure for blockchain, agentic AI and other open network technologies. Formerly Applied DNA Sciences, Inc., the Company also commercializes proprietary nucleic acid production solutions for the biopharmaceutical and diagnostics markets through its LineaRx, Inc. subsidiary. For more information, visit https://www.bnbx.io/ and https://linearxdna.com/.

About GlobalStake

GlobalStake is a SOC 2 Type II certified Web3 infrastructure company that provides validator operations, yield generation, and strategic advisory services to protocol foundations, institutional investors, custodians, and exchanges. GlobalStake operates sovereign bare-metal infrastructure across major blockchain networks and is a trusted staking yield partner to many of the world’s leading custodians, exchanges, and wallet providers. For more information, visit www.globalstake.io.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the use of words such as “believe,” “continues,” “expect,” “focus,” “intend,” “may,” “will,” “potential,” “likelihood,” “plan,” “can,” “anticipate,” and other words of similar meaning. These forward-looking statements include, without limitation, statements regarding the Company’s strategic transition from a digital asset treasury to an operating company focused on institutional technology infrastructure; the Company’s plans to assemble infrastructure supporting blockchain, agentic AI and other open network technologies; technological and market trends, including network deployment and use of agentic AI; future announcements and priorities; the Company’s options to strengthen the strategic positioning of LRx within the genetic medicines market; the expansion and anticipated benefits of the Company’s strategic relationship with GlobalStake; the Company’s capital allocation and capital structure initiatives; the future development, growth and potential monetization of the Company’s LRx business; the Company’s continued participation in the BNB Chain ecosystem; the Company’s plans, objectives, expectations and intentions regarding its future operations, strategy, financial position and efforts to enhance shareholder value.

These forward-looking statements are based on current expectations, estimates, assumptions, and projections, and involve known and unknown risks, uncertainties, and other factors, many of which are beyond the Company’s control, that may cause actual results, performance, or achievements to differ materially from those expressed or implied by such statements. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the risks related to the Company’s redirection of its strategic focus and transition to an operating company, the risks in its planned expansion into digital asset and agentic AI infrastructure, the Company’s ability to execute an operating strategy, the risks associated with the anticipated diversification of its treasury holdings, the risks inherent to the Company’s strategic alignment with GlobalStake, risks relating to the completion and outcome of the Company’s strategic review, the volatility of digital asset prices, changes in the regulatory environment or accounting standards for digital assets and artificial intelligence, cybersecurity threats and the risks relating to significant legal, commercial and technical uncertainty regarding digital assets and agentic AI generally, the unknown future demand for genetic medicines and the other risk factors described in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements.